EXHIBIT 10.1.47

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

Mr. Oakleigh Thorne President & CEO Gogo LLC

111 North Canal Street, Ste. 1500

Chicago, IL 60606 USA

Email: othorne@gogoair.com

[SES: STRICTLY PRIVATE AND CONFIDENTIAL]

13 August 2020

Subject: Agreement to Defer Certain Payments

Dear Oakleigh,

The purpose of this letter is to set forth the agreement reached by New Skies Satellites B.V. ("SES") and Gogo LLC ("Gogo") regarding Gogo's request for payment relief under service orders between SES and its affiliates and Gogo and its affiliates.

Subject to the conditions described herein, SES and Gogo agree that:

Part I. The due dates for [***]% of the payments due under those agreements Subject to De ferral (as specified in Subset 1 of Attachment 1) for the months of [***], [***], and [***] will be deferred for [***] months until [***], [***] and [***].

Part II. The due dates for [***]% of the payments due under those agreements Subject to Deferral (as specified in Subset 1 of Attachment 1) for the months of [***], [***], and [***] will be deferred for [***] months until [***], [***], and [***]. The total amount deferred during Part II may not exceed $[***].

Other Conditions.

The agreements set forth herein are subject to Gogo's execution of this letter agree ment and payment of US$[***] to SES no later than [***]. In addition, the deferred payments under Part II are further subject to Gogo being current on payments due to SES and its affiliates through [***].

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New Skies Satellites B.V. Rooseveltplantsoen 4 2517 KR, The Hague Netherlands

Tel. +31 (0)70 306 4100

Fax+31 (0)703064101

Enter sender e-mail www.ses.com

Company Register No. 30146277

SES reserves the right to declare any deferred amounts immediately due and payable upon the failure of Gogo or its affiliates to make timely payments to SES or its affiliates under the terms and conditions of the agreements.

All deferred amounts are immediately due and payable upon the change of control of Gogo or any of its business units. Change of control shall mean the occurrence of any of the following events: (i) an acquisition of Gogo or any of its business units by another entity by means of any transaction or series of related transactions, or (ii) a sale of all or substantially all of the assets of Gogo or any of its business units, so long as in either case the stockholders of record immediately prior to such event will, immediately after such event, hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity or business.

The deferrals exclude the ramp capacity associated with SES-14 and SES-15 and any pay ment relief related to those ramps will be addressed separately.

SES is committed to the long-term success of our relationship and we look forward to working with Gogo on future opportunities.

Yours sincerely,Acknowledged and Agreed by Gogo LLC:

/s/ Ulco Bouwsma/s/ Tim Joyce

Name: Ulco BouwsmaName: Tim Joyce

Title: Proxyholder ATitle: VP RF Engineer

14-08-2020Date: Aug. 13, 2020

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New Skies Satellites B.V. Rooseveltplantsoen 4 2517 KR, The Hague Netherlands

Tel. +31 (0)70 306 4100

Fax+31 (0)703064101

Enter sender e-mail www.ses.com

Company Register No. 30146277

Attachment 1

DocumentDocumentDueContractSe rvice PeriodInvoiceDefferalInvoice Amount

	legal Entit\	Number	Date	Date	Number	Start	End	Amount	Deferral	Defe rral %	Amount	Net of Defferal
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]%	[***]	[***]